EXHIBIT 10.10
CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

FIRST AMENDMENT TO INGOT AND WAFER SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO INGOT AND WAFER SUPPLY AGREEMENT (the “Amendment”) is made as of May 13, 2008, by and between SUNPOWER CORPORATION (“SunPower”), a Delaware corporation, and JIAWEI SOLARCHINA CO., LTD. (“Jiawei”), a Chinese company.

WHEREAS, SunPower and Jiawei previously entered into that certain Ingot and Wafer Supply Agreement (the “Original Agreement”) dated December 3, 2007;

WHEREAS, SunPower and Jiawei desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the covenants set forth herein, SunPower and Jiawei hereby agree as follows:

1.	Section 3.3. The following new Subsection 3.3 is added to the end of Section 3 of the Original Agreement:

3.3	* * *

3.	Miscellaneous. Except as amended hereby, the Original Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, SunPower and Jiawei have executed this Amendment as of the date first above written.

SUNPOWER CORPORATION, a Delaware corporation	JIAWEI SOLARCHINA CO., LTD., a Chinese company
By: /s/ Jon Whiteman	By: /s/ Ding Kong Xian
Name: Jon Whiteman	Name: Ding Kong Xian
Title: VP Strategic Supply 5-14-08	Title: President 5-14-08

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.